UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Logan Ridge Finance Corporation

(Name of Registrant as Specified in Its Charter)

Name of Person(s) Filing Proxy Statement if other than the Registrant)

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LOGAN RIDGE FINANCE CORPORATION

650 Madison Avenue, 23rd Floor

New York, NY 10022

April 29, 2022

Dear Stockholder:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders (the “Meeting”) of Logan Ridge Finance Corporation (the “Company”) to be held virtually on July 22, 2022 at 9:00 a.m., Eastern Time at the following website: www.virtualshareholdermeeting.com/LRFC2022.

The notice of the Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the Meeting. At the Meeting, you will be asked to: (i) elect one director of the Company and (ii) ratify the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

It is important that your shares be represented at the Meeting. If you are unable to attend the Meeting in person (virtually), I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. If you prefer, you can save time by voting through the Internet as described in the proxy statement and on the enclosed proxy card. Your vote and participation in the governance of the Company is very important to us.

The Board of Directors unanimously recommends that you (i) vote “FOR” the election of the nominee proposed by the Board of Directors and described in the accompanying proxy statement and (ii) vote “FOR” the proposal to ratify the appointment of Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2022.

Sincerely yours,

/s/ Ted Goldthorpe
Ted Goldthorpe Chairman and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on July 22, 2022.

This proxy statement and the Company’s annual report on Form 10-K for the year ended December 31, 2021 are available on at www.sec.gov.

The following information applicable to the Meeting may be found in the proxy statement and accompanying proxy card:

•	The date, time and location of the Meeting;

•	A list of the matters intended to be acted on and our recommendations regarding those matters;

•	Any control/identification numbers that you need to access your proxy card; and

•	Information about participating in the virtual Meeting and voting online.

LOGAN RIDGE FINANCE CORPORATION

650 Madison Avenue, 23rd Floor

New York, NY 10022

NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 22, 2022

Online Meeting Only — No Physical Meeting Location

www.virtualshareholdermeeting.com/LRFC2022

To the Stockholders of Logan Ridge Finance Corporation:

The 2022 Annual Meeting of Stockholders (the “Meeting”) of Logan Ridge Finance Corporation (the “Company”) will be held virtually, solely by the means of remote communication, on July 22, 2022 at 9:00 a.m., Eastern Time at the following website:

www.virtualshareholdermeeting.com/LRFC2022

At the Annual Meeting, in addition to transacting such other business as may properly come before the meeting and any postponements or adjournments thereof, the stockholders of the Company will consider and vote on the following proposals as to such Company:

1.	To elect one director of the Company, who will serve for a term of three years, or until his successor is duly elected and qualified;

2.	To ratify the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and

3.	To transact such other business as may properly come before the Meeting.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE COMPANY’S DIRECTOR NOMINEE DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AND “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR SUCH COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

You have the right to receive notice of, and participate in, the virtual Meeting if you were a stockholder of record at the close of business on April 26, 2022.

Your vote is extremely important to us. If you are unable to attend the virtual Meeting, please sign the enclosed proxy card and return it promptly in the self-addressed envelope provided or vote your proxy on the Internet by following the instructions provided on your proxy card. In the event there are not enough votes for a quorum or to approve the proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors,

/s/ Brandon Satoren
Brandon Satoren Corporate Secretary

New York, New York

April 29, 2022

This is an important meeting. To ensure proper representation at the Meeting, please complete, sign, date and return the proxy card in the enclosed self-addressed envelope or through the Internet. Even if you vote your shares prior to the Meeting, you still may participate the virtual Meeting and vote your shares online if you wish to change your vote.

LOGAN RIDGE FINANCE CORPORATION

650 Madison Avenue, 23rd Floor

New York, NY 10022

PROXY STATEMENT

Virtual 2022 Annual Meeting of Stockholders

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Logan Ridge Finance Corporation (the “Company,” “we,” “us” or “our”) for use at the Company’s virtual 2022 Annual Meeting of Stockholders (the “Meeting”) to be held virtually on July 22, 2022 at 9:00 a.m., Eastern Time, and at any postponements or adjournments thereof. This Proxy Statement, the accompanying proxy card and the Company’s Annual Report for the fiscal year ended December 31, 2021, are first being sent to stockholders on or about April 29, 2022.

The Meeting will be a completely virtual meeting that will be held solely by means of remote communication. There will be no physical meeting location and the meeting will only be conducted via live webcast. To participate in the virtual Meeting, visit www.virtualshareholdermeeting.com/LRFC2022 and enter the 16-digit control number included on the proxy card you received, or in the instructions that accompanied your proxy materials for the Company. If you hold shares of the Company’s common stock through a broker, bank, trustee or nominee and want to participate in the virtual Meeting, you must follow the instructions you receive from your broker, bank, trustee or nominee. Online check-in will begin at 8:45 a.m., Eastern Time. Please allow time for online check-in procedures.

We encourage you to vote your shares by following the instructions on the proxy card and granting a proxy (i.e., authorizing someone to vote your shares). If you provide voting instructions, either via the Internet, by telephone or by requesting, signing, dating and returning a proxy card, and the Company receives them in time for the Meeting, the persons named as proxies will vote your shares in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominee as director and FOR the other matters listed in the accompanying Notice of Virtual Annual Meeting of Stockholders.

If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the proxy tabulator, American Stock Transfer & Trust Company, LLC (“AST”), in writing, by submitting a properly executed, later-dated proxy, or by participating in the virtual Meeting and voting online. Please send your notification to Logan Ridge Finance Corporation, c/o American Stock Transfer & Trust Company, LLC 6201 15th Avenue, Brooklyn, NY 11219, and submit a properly executed, later dated proxy or participating in the virtual Meeting and voting online. Any stockholder of record attending the virtual Meeting may participate in the virtual Meeting and vote online whether or not he, she or it has previously voted his, her or its shares. If your shares are held for your account by a broker, bank or other institution or nominee (“Broker Shares”), If you hold shares of the Company’s common stock through a broker, bank, trustee or nominee and want to participate in the virtual Meeting, you must follow the instructions you receive from your broker, bank, trustee or nominee. Please instruct your broker, bank, trustee or nominee regarding how you would like your shares voted so your vote can be counted. All of our directors are encouraged to attend the virtual Meeting. Stockholders have no dissenters’ or appraisal rights in connection with any of the proposals described herein.

Stockholders of record may also vote via the Internet. Specific instructions to be followed by stockholders of record interested in voting via the Internet are shown on the enclosed proxy card. The Internet voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded.

Purpose of Meeting

At the Meeting, you will be asked to vote on the following proposals:

1.	To elect one director of the Company, who will serve for a term of three years, or until his successor is duly elected and qualified;

2.	To ratify the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and

3.	To transact such other business as may properly come before the Meeting.

Voting Securities

You may vote your shares, by participating in the virtual Meeting and voting online or by proxy, only if you were a stockholder of record at the close of business on April 26, 2022 (the “Record Date”). There were 2,711,068 shares of the Company’s common stock outstanding on the Record Date. Each share of the common stock is entitled to one vote.

Quorum Required

A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting, in person (virtually) or by proxy, of the holders entitled to cast a majority of the shares of common stock of the Company entitled to be cast on the Record Date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Broker Shares for which a nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals (which are considered “Broker Non-Votes” with respect to such proposals) are not permitted, under the rules of the New York Stock Exchange, for “non-routine matters” and will be treated as shares present for quorum purposes. Proposal I (Election of Directors) is considered a “non-routine matter”; accordingly, your bank or broker will not be permitted to vote Broker Shares on Proposal I at the Meeting if such bank or broker has not received voting instructions from the record holder of such Broker Shares. Proposal II (Ratification of Independent Registered Public Accounting Firm) is considered a “routine matter”; accordingly brokers can vote on this proposal without receiving voting instructions from the beneficial owner of Broker Shares.

If a quorum is not present at the Meeting, the stockholders who are represented may adjourn the Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Vote Required

Election of Directors. The election of directors requires the affirmative vote of a plurality of the votes cast at the Meeting. Stockholders may not cumulate their votes. If you vote “Withhold Authority” with respect to a nominee, your shares will not be voted with respect to the person indicated. Abstentions and Broker Non-Votes will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. This proposal is considered a “non-routine matter”; accordingly, brokers cannot vote on this proposal unless they have received voting instructions from the beneficial owner of Broker Shares.

Ratification of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm. Abstentions and Broker Non-Votes will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. This proposal is considered a “routine matter”; accordingly, brokers can vote on this proposal without receiving voting instructions from the beneficial owner of Broker Shares.

Additional Solicitation. If there are not enough votes to approve any proposals, other than the stockholder proposal, at the Meeting, stockholders who are represented may adjourn the Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Also, a stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal(s).

Information Regarding This Solicitation

The Company’s board of directors is making this proxy solicitation. The Company will bear the expense of the solicitation of proxies for the Meeting, which is estimated to be approximately $8,500. If brokers, trustees, or fiduciaries and other institutions or nominees holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners, the Company will reimburse such persons for their reasonable expenses in so doing. In addition, the Company will indemnify them against any losses arising out of that firm’s proxy soliciting services on the Company’s behalf.

In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and/or by telephone or facsimile transmission by directors, officers or employees of the Company and/or officers or employees of Mount Logan Management, LLC (“Mount Logan”, “Investment Adviser” or the “Adviser”), the Company’s investment adviser. Mount Logan and BC Partners Management LLC (the “Administrator”), the Company’s administrator, are both located at 650 Madison Avenue, 23rd Floor, New York, NY 10022. No additional compensation will be paid to directors, officers or regular employees of the Company or Mount Logan for such services.

Stockholders may also provide their voting instructions through the Internet. This option requires stockholders to input the control number which is located on each proxy card. After inputting this number, stockholders will be prompted to provide their voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their Internet link. Stockholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a stockholder wishes to participate in the Meeting virtually, but does not wish to give a proxy electronically, the stockholder may still submit the proxy card originally sent with this Proxy Statement or attend in person (virtually).

Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, as to each class of equity securities of the Company, beneficially owned by all directors and the nominees, and each of the named executive officers, along with each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the directors and executive officers of the Company as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon reports filed by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. Our address is 650 Madison Avenue, 23rd Floor, New York, NY 10022.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Class(2)
Interested Director
Ted Goldthorpe	0		*

Independent Directors
Alexander Duka	0		*
George Grunebaum	0		*
Robert Warshauer	0		*

Executive Officers
Jason Roos	0		*
Brandon Satoren	35		*
Patrick Schafer	1,000		*
David Held	0		*
Executive Officers and Directors as a Group	1,035		*

*	Represents less than one percent.
(1)

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”). Assumes no other purchases or sales of our common stock since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with regard to the present intent of the beneficial owners of our common stock listed in this table. Any fractional shares owned directly or beneficially have been rounded down for purposes of this table.

(2)	Based on a total of 2,711,068 shares of our common stock issued and outstanding on the Record Date.

The following table sets forth, as of the Record Date, the dollar range of our equity securities that is beneficially owned by each of the current directors of the Company.

Name of Director	Dollar Range of Equity Securities in the Company(1)(2)
Interested Director
Ted Goldthorpe	None

Independent Directors
Alexander Duka	None
George Grunebaum	None
Robert Warshauer	None

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or Over $100,000.
(2)

The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $21.46 on the Record Date on the NASDAQ Global Select Market. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

The following table sets forth the dollar range of limited partnership interests in other private funds advised by and beneficially owned by any of our independent directors and his or her immediate family as of December 31, 2021.

Name of Director	Name of Owners	Name of Investment	Title of Class	Value of Securities(1)
Alexander Duka	Alexander Duka and Barbara Duka	BCP Special Opportunities Fund I LP	Limited Partnership	>$	100,000

Alexander Duka	Alexander Duka and Barbara Duka	Portman Ridge Finance Corporation	Common Stock	$ $	10,001 – 50,000

Alexander Duka	Alexander Duka	BC Partners Fund XI	Limited Partnership	>$	100,000

Alexander Duka	Alexander Duka and Barbara Duka	BC Partners Lending Corporation	Common Stock	>$	100,000

George Grunebaum	George Grunebaum	BC Partners Lending Corporation	Common Stock	>$	100,000

Robert Warshauer	Robert Warshauer	BCP Special Opportunities Fund I LLP	Limited Partnership	>$	100,000

Robert Warshauer	Robert Warshauer	BC Partners Lending Corporation	Common Stock	>$	100,000

Robert Warshauer	Robert Warshauer	Portman Ridge Finance Corporation	Common Stock	$ $	10,001 – 50,000

(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or >$100,000.

Delinquent Section 16(a) Reports

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and other executive officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report in this proxy statement any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s directors and other executive officers, the Company believes that during the fiscal year ended December 31, 2021, all Section 16(a) filing requirements applicable to such persons were met in a timely manner with the exception of the initial Form 3 filing for each of David Held, Jason T. Roos, George Grunebaum, Alexander Duka, Edward J. Goldthrope, Patrick Schafer and Robert Herman Warshauer, each of which was filed late due to administrative oversight.

PROPOSAL I:

ELECTION OF DIRECTOR

Pursuant to the Company’s charter and bylaws, the board of directors is divided into three classes. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until his or her respective successor is duly elected and qualified.

Mr. Ted Goldthorpe has been nominated for election for a three year term expiring in 2025. Mr. Goldthorpe is not being proposed for election pursuant to any agreement or understanding between Mr. Goldthorpe and the Company or any other person or entity.

A stockholder can vote for or withhold his, her or its vote from the nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy “FOR” the election of the nominee named below. If the nominee should decline or be unable to serve as a director, it is intended that the proxy will vote for the election of such person as is nominated by the board of directors as a replacement. The board of directors has no reason to believe that the person named above will be unable or unwilling to serve.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEE NAMED IN THIS PROXY STATEMENT.

Information about the Nominee and Directors

As described below under “Committees of the Board of Directors — Nominating and Corporate Governance Committee,” the board of directors has identified certain desired attributes for director nominees. Each of our directors and the director nominee have demonstrated high character and integrity, superior credentials and recognition in his respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of our directors and the director nominee also have sufficient time available to devote to the affairs of the Company, are able to work with the other members of the board of directors and contribute to the success of the Company and can represent the long-term interests of the Company’s stockholders as a whole. Our directors and the director nominee have been selected such that the board of directors represents a range of backgrounds and experiences.

Certain information, as of the Record Date, with respect to the nominee for election at the Meeting, as well as each of the current directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, the year in which each person became a director of the Company, and a discussion of their particular experience, qualifications, attributes or skills that lead us to conclude, as of the Record Date, that such individual should serve as a director of the Company, in light of the Company’s business and structure.

Nominee for Class III Director — Term Expiring 2025

Mr. Goldthorpe is an “interested person” of the Company as defined in the 1940 Act due to his position as chief executive officer and president of the Company.

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Director	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Interested Director
Ted Goldthorpe, 45	Chief Executive Officer and President	Class III Director since 2021; Term expires 2025.	President and CEO of Portman Ridge Finance Corporation since April 2019 and BC Partners Lending Corporation since April 2018, and Alternative Credit Income Fund since October 2020. Mr. Goldthorpe also currently serves as the CEO and Chairman of Mount Logan Capital Inc. Executive Officer of Sierra Crest Investment Management LLC and Managing Partner of BC Partners Credit since 2017. Mr. Goldthorpe was President of Apollo Investment Corporation and Chief Investment Officer of Apollo Investment Management from 2012 to 2016.	4	A director of Portman Ridge Finance Corporation since 2019; a member of the board of directors of Mount Logan Capital Inc. since October 2018; a member of the board of directors of BC Partners Lending Corporation since 2018; a member of the board of trustees of the Alternative Credit Income Fund since 2020.

Mr. Goldthorpe’s prior credit and investment experience, including his experience as an officer of a publicly-traded business development company, led to the board of directors’s conclusion that Mr. Goldthorpe should serve as a member of the board of directors.

(1)	The business address of the directors is c/o Logan Ridge Finance Corporation, 650 Madison Avenue, 23rd Floor, New York, NY 10022.
(2)	“Fund Complex” includes Portman Ridge Finance Corporation, BC Partners Lending Corporation, Alternative Credit Income Fund and Logan Ridge Finance Corporation.

Current Directors

Class I Directors — Term Expiring 2023

Each of Messrs. Warshauer and Duka is not an “interested person” of the Company as defined in the 1940 Act.

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Director	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Independent Director
Robert Warshauer, 64	Director	Class I Director since 2021; Term expires 2023.	Chief Executive Officer of BLST Holdings, LLC from 2020 to present. Board Member, Icon Parking Holdings, LLC from 2020 to present. Former Managing Director and Head of Investment Banking — NY, Imperial Capital (an investment banking company) from 2007 to 2020; Former Board Member, Global Knowledge (education service), 2020 to 2021; MD American (energy company), 2020; and Estrella Broadcasting (Spanish language media), 2019 to 2020.	4	A director of Portman Ridge Finance Corporation since 2019; a member of the board of directors of BC Partners Lending Corporation since 2018; a member of the board of trustees of the Alternative Credit Income Fund since 2020.

Independent Director
Alexander Duka, 55	Director	Class I Director since 2021; Term expires 2023.	Independent Director, Trade Arcade Inc. from September 2021 to present and Senior Advisor to Corporate Development of Acceleration Bay, LLC from December 2019 to Present. Executive Vice President of Corporate Development of Acceleration Bay, LLC from September 2017 to December 2019. Mr. Duka also held various positions at Citigroup, Inc. from 1992 to 2017.	4	A director of Portman Ridge Finance Corporation since 2019; a member of the board of directors of BC Partners Lending Corp. since 2018; a member of the board of trustees of the Alternative Credit Income Fund since 2020; a former member of the board of trustees of Bondhouse Investment Trust from 2019 to 2021.

(1)	The business address of the directors is c/o Logan Ridge Finance Corporation, 650 Madison Avenue, 23rd Floor, New York, NY 10022.
(2)	“Fund Complex” includes Portman Ridge Finance Corporation, BC Partners Lending Corporation, Alternative Credit Income Fund and Logan Ridge Finance Corporation.

Through his broad experience as an officer and director of several companies, in addition to skills acquired with firms engaged in investment banking and financial services, Mr. Warshauer brings extensive business and financial expertise to his service on the board of directors. Moreover, due to Mr. Warshauer’s knowledge of, and experience in, finance and accounting, the board of directors determined that Mr. Warshauer is an “audit committee financial expert” as defined under SEC rules, and that he is qualified to serve as chairman of the Audit Committee of the board of directors. The foregoing qualifications led to the board of directors’ conclusion that Mr. Warshauer should serve as a member of the board of directors.

Through his prior experiences as an executive vice president and managing director at several companies, Mr. Duka brings business expertise and finance and industry skills to his service on the board of directors. The foregoing qualifications led to the board of director’s conclusion that Mr. Duka should serve as a member of the board of directors.

Class II Director — Term Expiring 2024

Mr. Grunebaum is not an “interested person” of the Company as defined in the Investment Company Act of 1940 (the “1940 Act”).

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Nominee for Director	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Independent Director
George Grunebaum, 59	Director	Class II Director since 2021; Term expires 2024.	Chief Executive Officer of Ashmore Investment Management (US) Corp since 2008; President of Ashmore Funds, a series of U.S. registered mutual funds, since 2010; and Director and President of Gordonstoun American Foundation, a non-profit organization.	4	A director of Portman Ridge Finance Corporation since 2019; a member of the board of trustees of Ashmore Funds since December 2010; a member of the board of directors of BC Partners Lending Corporation since 2018; a member of the board of trustees of the Alternative Credit Income Fund since 2020.

(1)	The business address of the directors is c/o Logan Ridge Finance Corporation 650 Madison Avenue, 23rd Floor, New York, NY 10022.
(2)	“Fund Complex” includes Portman Ridge Finance Corporation, BC Partners Lending Corporation, Alternative Credit Income Fund and Logan Ridge Finance Corporation

Mr. Grunebaum’s executive experience brings extensive business and financial expertise to his service on the board of directors. Moreover, due to Mr. Grunebaum’s knowledge of, and experience in, finance and accounting, the board of directors determined that Mr. Grunebaum is an “audit committee financial expert” as defined under SEC rules. The foregoing qualifications led to the board of directors’s conclusion that Mr. Grunebaum should serve as a member of the board of directors.

Information about Executive Officers Who Are Not Directors

The following information, as of the Record Date, pertains to our executive officers who are not directors of the Company.

Name, Address, and Age(1)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years
Jason T. Roos, 43	Chief Financial Officer	Mr. Roos has served as Chief Financial Officer since July 1, 2021. Previously, Mr. Roos also served as Secretary and Treasurer of the Company. Mr. Roos has served as Chief Financial Officer, Secretary and Treasurer of Portman Ridge Finance Corporation and BC Partners Lending Corporation since March 2021. Mr. Roos joined BC Partners in May 2020 and brings nearly 20 years of experience in financial roles, most recently as Credit Product CFO, where he is responsible for the integrity and accuracy of financial reporting and the overall control environment of the credit business. Prior to joining BC Partners, Mr. Roos served in various roles with Wells Fargo & Company from 2011 to 2020, including serving as Controller for Wells Fargo’s investment bank and institutional broker dealer, Wells Fargo Securities. Prior to that, from 2002 to 2011, Mr. Roos provided audit and advisory services to financial institutions at PricewaterhouseCoopers LLP.

Brandon Satoren, 33	Chief Accounting Officer, Secretary and Treasurer	Mr. Satoren has served as Chief Accounting Officer, Secretary and Treasurer of the Company since November 9, 2021. Mr. Satoren previously was a Vice President and Controller at PennantPark, a Vice President at AQR Capital Management, LLC and a Manager at PricewaterhouseCoopers LLP. He earned a Bachelor of Science in Accounting from the University of Central Florida in 2010. Mr. Satoren is a Certified Public Accountant licensed to practice in Colorado and is a member of the American Institute of Certified Public Accountants.

Patrick Schafer, 36	Chief Investment Officer	Mr. Schafer has served as Chief Investment Officer of the Company since July 1, 2021. Mr. Schafer has served as Chief Investment Officer of Portman Ridge Finance Corporation since April 2019. He joined BC Partners Credit in May 2018, having previously worked at Apollo Global Management. Mr. Schafer spent seven years at Apollo in the Opportunistic Credit group, most recently as a Managing Director in Direct Originations. Prior to Apollo, he spent three years at Deutsche Bank Securities in the Investment Banking Division.

Name, Address, and Age(1)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years

David Held, 52	Chief Compliance Officer	Mr. Held has served as Chief Compliance Officer of the Company since July 1, 2021. Since June 2021, Mr. Held has served as Chief Compliance Officer, Credit for BC Partners in New York City and has served as Chief Compliance Officer of Mount Logan Management. Between 2015 and 2021, he served as Chief Compliance Officer of Lyxor Asset Management Inc. Prior to his role at Lyxor Asset Management Inc., between 2012 and 2014 he served as Senior Compliance Officer at American Securities LLC in New York City and between 2008 and 2012 he served as Chief Compliance Officer at AXA Investment Managers Inc. in Greenwich, CT. Prior to his career in compliance, he was a securities and regulatory attorney in private practice. Mr. Held holds a J.D. from Georgetown University Law Center.

(1)	The business address of the executive officers is c/o Logan Ridge Finance Corporation 650 Madison Avenue, 23rd Floor, New York, NY 10022.

Director Independence

In accordance with rules of The NASDAQ Stock Market LLC (“NASDAQ”), our board of directors annually determines each director’s independence. We do not consider a director independent unless the board of directors has determined that he or she has no material relationship with us. We monitor the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

Our governance guidelines require any director who has previously been determined to be independent to inform the Chairman of the board of directors, the Chairman of the Nominating and Corporate Governance Committee and our Corporate Secretary of any change in circumstance that may cause his status as an independent director to change. The board of directors limits membership on the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee to independent directors.

In order to evaluate the materiality of any such relationship, the board of directors uses the definition of director independence set forth in the rules promulgated by NASDAQ. Rule 5605(a)(2) provides that a director of a business development company (“BDC”), shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act (“Independent Directors”).

The board of directors has determined that each of the directors is independent and has no relationship with us, except as a director and stockholder, with the exception of Ted Goldthorpe, due to his position as Chief Executive Officer and President of the Company.

Board Leadership Structure

Our board of directors monitors and performs an oversight role with respect to the business and affairs of the Company, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to the Company. Among other things, our board of directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent public accounting firm.

Under the Company’s bylaws, our board of directors may designate a Chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the board. We do not have a fixed policy as to whether the Chairman of the board should be an independent director and believe that we should maintain the flexibility to select the Chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of the Company and its stockholders at such times.

Mr. Goldthorpe serves as the Chairman of our board of directors. Mr. Goldthorpe is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act due to his position as Chief Executive Officer and President of the Company and his affiliation with the Adviser. We believe that Mr. Goldthorpe’s intimate knowledge of the business and operations of the Company and our portfolio, extensive familiarity with the financial industry and the investment management process in particular, and experience as a director of other organizations, in particular qualify him to serve as the Chairman of our board of directors. We believe that the Company is best served through this existing leadership structure, as Mr. Goldthorpe’s relationship with the Company’s investment adviser provides an effective bridge and encourages an open dialogue between management and the board of directors, ensuring that both groups act with a common purpose.

We are aware of the potential conflicts that may arise when an interested director is Chairman of the board of directors, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of the interested director and management, the establishment of Audit, Nominating and Corporate Governance and Compensation Committees comprised solely of Independent Directors and the appointment of a Chief Compliance Officer, with whom the Independent Directors meet regularly without the presence of the interested director and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet the Company’s needs.

Board’s Role in Risk Oversight

Our board of directors performs its risk oversight function primarily through (1) its three standing committees, which report to the entire board of directors and are comprised solely of Independent Directors, and (2) active monitoring by our Chief Compliance Officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee assist the board of directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, the Company’s systems of internal controls regarding finance and accounting, the Company’s valuation process, and audits of the Company’s financial statements. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management. The Compensation Committee’s risk oversight responsibilities include reviewing and recommending to our board of directors for approval the Advisory Agreement and the Administration Agreement, and, to the extent that we compensate our executive officers directly in the future, reviewing and evaluating the compensation of our executive officers and making recommendations to the board of directors regarding such compensation.

Our board of directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The board of directors will annually review a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and its service providers. The Chief Compliance Officer’s annual report will address, at a minimum, (a) the operation of the compliance policies and procedures of the Company and its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the board of directors would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer will meet separately in executive session with the Independent Directors at least once each year.

We believe that our board of directors’ role in risk oversight is effective, and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 150% if immediately after each time we incur indebtedness, we generally cannot invest in assets that are not “qualifying assets” unless at least 70% of our gross assets consist of “qualifying assets” immediately prior to such investment, and we are not generally permitted to invest, subject to certain exceptions, in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which the board of directors administers its oversight function on an ongoing basis to ensure that they continue to meet the Company’s needs.

Hedging Transactions

Our Statement of Policy on Insider Trading prohibits directors, executive officers or employees from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds). Our Statement of Policy on Insider Trading does not expressly prohibit engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities, but strongly discourages such transactions. Additionally, our Statement of Policy on Insider Trading requires that directors, officers and employees first obtain pre-clearance from our Chief Compliance Officer before entering into any hedging transaction involving the Company’s securities.

Committees of the Board of Directors

An Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee have been established by our board of directors. During 2021, our board of directors held four board of directors meetings, eight Audit Committee meetings, one Nominating and Corporate Governance Committee meeting, and one Compensation Committee meeting. All members of the board of directors attended at least 75% of the aggregate number of meetings of the board of directors and of the respective committees on which they served. We require each director to make a diligent effort to attend all board of directors and committee meetings.

Audit Committee

The Company’s Audit Committee is responsible for selecting, engaging and discharging the Company’s independent accountants, reviewing the plans, scope and results of the audit engagement with its independent accountants, approving professional services provided by its independent accountants (including compensation thereof), reviewing the independence of its independent accountants and reviewing the adequacy of its internal control over financial reporting, as well as establishing guidelines and making recommendations to its Board regarding the valuation of its loans and investments.

The current members of the Company’s Audit Committee are Messrs. Duka, Grunebaum and Warshauer, each of whom is not an interested person of the Company as defined in the 1940 Act. Mr. Warshauer serves as the Chairman of the Audit Committee. The Company’s Board has determined that Mr. Warshauer is an “audit committee financial expert” as defined under SEC rules.

Nominating and Corporate Governance Committee

The Company’s Nominating and Corporate Governance Committee is responsible for determining criteria for service on the Board, identifying, researching and nominating directors for election by its stockholders, selecting nominees to fill vacancies on such Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the self-evaluation of the Board and its committees and evaluation of management.

The members of the Company’s Nominating and Corporate Governance Committee are Messrs. Duka, Grunebaum and Warshauer, each of whom is not an interested person (as defined in the 1940 Act) of the Company and is independent for purposes of the Nasdaq listing rules. Mr. Grunebaum serves as the Chairman of the Nominating and Corporate Governance Committee.

The Company’s Nominating and Corporate Governance Committee considers qualified director nominees recommended by stockholders of the Company when such recommendations are submitted in accordance with the Company’s bylaws and any other applicable law, rule or regulation regarding director nominations. Stockholders of the Company may submit candidates for nomination for the Board by writing to: Board of Directors, Logan Ridge Finance Corporation. When submitting a nomination for consideration, a stockholder must provide certain information about each person whom the stockholder proposes to nominate for election as a director, including: (i) the name, age, business address and residence address of the person; (ii) the principal occupation or employment of the person; (iii) the class or series and number of shares of Company common stock owned beneficially or of record by the person; and the date such shares were acquired and the investment intent of such acquisition; (iv) whether such stockholder believes the individual is an “interested person” of the Company, as defined in the 1940 Act and (v) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder. Such notice must be accompanied by the proposed nominee’s written consent to be named as a nominee and to serve as a director if elected. The Company has not received any recommendations from stockholders requesting consideration of a candidate for inclusion among the Nominating and Corporate Governance Committee’s slate of nominees in this proxy statement.

In evaluating director nominees, the Company’s Nominating and Corporate Governance Committee considers the following factors:

•	availability and commitment of a candidate to attend meetings and to perform his or her responsibilities on the Board;

•	relevant business and related industry experience; educational background; financial expertise;

•	experience with corporate governance matters; an assessment of the candidate’s ability, judgment and expertise;

•	overall diversity of the composition of the Board;

•	the percentage of the Board represented by Independent Directors and whether a candidate would qualify as an Independent Director; and

•	such other factors as the Nominating and Corporate Governance Committee deems appropriate.

The Company’s Nominating and Corporate Governance Committee’s goal is to assemble a Board that brings it a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Company’s Nominating and Corporate Governance Committee may also consider such other factors as it may deem are in the Company’s best interests and those of its stockholders. The Company’s Nominating and Corporate Governance Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily applicable to all prospective nominees. The Company believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. The Board does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for Board membership.

The Company’s Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the applicable business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Nominating and Corporate Governance Committee and the Board decide not to re-nominate a member for re-election or the Board decides to add a new director to the Board, the Nominating and Corporate Governance Committee would identify the desired skills and experience of a new nominee in light of the criteria above. Current members of the Company’s Nominating and Corporate Governance Committee and Board would review and discuss, for nomination, the individuals meeting the criteria of the Nominating and Corporate Governance Committee. Research may also be performed to identify qualified individuals. The Nominating and Corporate Governance Committee of the Company has not, but may choose to, engage an independent consultant or other third party to identify or evaluate or assist in identifying potential nominees to the Company’s Board.

Compensation Committee

The Board has established a Compensation Committee. The Compensation Committee is currently composed of Messrs. Duka, Grunebaum and Warshauer. Mr. Duka serves as Chairman of the Compensation Committee. The Board has determined that each member of the Compensation Committee is not an interested person of the Company as defined in the 1940 Act. Currently none of the Company’s executive officers is compensated by the Company and, as a result, the Compensation Committee does produce and/or review a report on executive compensation practices. The Compensation Committee Charter, as approved by the Board, can be found in the Corporate Governance section of the Company website at www.loganridgefinance.com.

The Company’s Compensation Committee is currently responsible for reviewing and approving the reimbursement by the Company of the allocable portion of the compensation of its chief financial officer and chief compliance officer and their respective staffs and other non-investment professionals at the Investment Adviser that perform duties for the Company. In accordance with its Charter, the Compensation Committee may delegate its authority to a subcommittee.

Communication with the Board of Directors

Stockholders with questions about the Company are encouraged to contact the Company’s investor relations department. However, if stockholders believe that their questions have not been addressed, they may communicate with the Company’s board of directors by sending their communications to Logan Ridge Finance Corporation, c/o Jason T. Roos and Brandon Satoren, Corporate Secretary, 650 Madison Avenue, 23rd Floor, New York, NY 10022. All stockholder communications received in this manner will be delivered to one or more members of the board of directors.

Code of Ethics

The Company has adopted a code of ethics which applies to, among others, its senior officers, including its Chief Executive Officer and its Chief Financial Officer, as well as every officer, director and employee of the Company. The Company’s code can be accessed via its website at www.loganridgefinance.com. The Company intends to disclose amendments to or waivers from a required provision of the code on Form 8-K.

Compensation of Directors

The following table sets forth compensation of the Company’s directors, for the year ended December 31, 2021.

Name	Fees Earned or Paid in Cash(1) (2)	Total Compensation from Company and Fund Complex Paid to Directors
Interested Directors
Joseph B. Alala, III (3)	—	—
M. Hunt Broyhill (3)	—	—
Ted Goldthorpe (4)	—	—

Independent Directors
R. Charles Moyer (3)	$62,500	$62,500
Larry W. Carroll (3)	$62,500	$62,500
H. Paul Chapman (3)	$65,000	$65,000
Alexander Duka (4)	$72,500	$220,000
George Grunebaum (4)	$72,500	$213,750
Robert Warshauer (4)	$75,000	$217,500

(1)	For a discussion of the Independent Directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.
(3)	Resigned effective July 1, 2021. Reflects compensation paid from January 1, 2021 through June 30, 2021.
(4)	Appointed Director effective July 1, 2021. Reflects compensation, if any, paid from July 1, 2021 through December 31, 2021.

Board Fees

Our Independent Directors receive an annual fee of $50,000. They also receive $5,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting, and also receive $5,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the Chairman of the Audit Committee receives an annual fee of $10,000 and each Chairman of any other committee receives an annual fee of $5,000 for their additional services, if any, in these capacities. No compensation is paid to directors who are “interested persons” of the Company, as such term is defined in Section 2(a)(19) of the 1940 Act.

Compensation of Executive Officers

None of our officers receives direct compensation from the Company. Our executive officers will be paid by our Administrator, subject to reimbursement by us of our allocable portion of such compensation for services rendered by such persons to the Company under the Administration Agreement. To the extent that our Administrator outsources any of its functions, we will reimburse our Administrator for the fees associated with such functions without profit or benefit to our Administrator.

Indemnification Agreements

We have entered into indemnification agreements with our directors. The indemnification agreements are intended to provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that the Company shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.

Certain Relationships and Transactions

The Company’s executive officers, directors and certain members of Mount Logan serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by BC Partners or its affiliates. Almost all of the executive officers of the Company serve in similar capacities for other investment companies managed by the Investment Adviser or its affiliates, and the independent directors of these other investment companies serve as independent directors of the Company. BC Partners and its affiliates also manage and sub-advise private investment funds and accounts, and may manage other such funds and accounts in the future, which have investment mandates that are similar, in whole and in part, with the Company. Therefore, there may be certain investment opportunities that satisfy the investment criteria for both the Company and these other investment companies as well as private investment funds and accounts advised or sub-advised by BC Partners and its affiliates. Accordingly, the Investment Adviser and its affiliates may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, the personnel of BC Partners may face conflicts of interest in the allocation of investment opportunities to the Company and such other funds and accounts.

The Company may invest alongside funds and accounts managed or sub-advised by the Investment Adviser and its affiliates in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, the Company may invest alongside such accounts consistent with guidance promulgated by the staff of the SEC permitting the Company and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that the Investment Adviser, acting on behalf of the Company and on behalf of other clients, negotiates no term other than price or terms related to price.

In addition, on October 23, 2018, the SEC issued an order granting BC Partners’ application for exemptive relief to co-invest, subject to the satisfaction of certain conditions, in certain private placement transactions, among the funds managed by the Adviser or its affiliates, including BCP Special Opportunities Fund I LP, BCP Special Opportunities Fund II LP, and any future funds that are advised by the Adviser or its affiliated investment advisers. Under the terms of the exemptive order, which applies to the Company, in order for the Company to participate in a co-investment transaction a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company’s independent directors must conclude that (i) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching with respect of the Company or its stockholders on the part of any person concerned, and (ii) the proposed transaction is consistent with the interests of the Company’s stockholders and is consistent with the Company’s investment objectives and strategies and certain criteria established by the board.

Although the Investment Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, the Company and its common stockholders could be adversely affected to the extent investment opportunities are allocated among the Company and other investment vehicles managed or sponsored by, or affiliated with, its executive officers, directors and members of the Adviser. The Company might not participate in each individual opportunity, but will, on an overall basis, be entitled to participate equitably with other entities managed by the Adviser and their affiliates. The Adviser is committed to treating all clients fairly and equitably such that none receive preferential treatment vis-à-vis the others over time, in a manner consistent with its fiduciary duty to each of them; however, in some instances, especially in instances of limited liquidity, the factors may not result in pro rata allocations or may result in situations where certain funds or accounts receive allocations where others do not.

Pursuant to the Advisory Agreement, the Adviser’s liability is limited and the Company is required to indemnify the Investment Adviser against certain liabilities. This may lead the Investment Adviser to act in a riskier manner in performing its duties and obligations under the Advisory Agreement than it would if it were acting for its own account, and creates a potential conflict of interest.

Pursuant to the Administration Agreement, the Administrator furnishes the Company with the facilities, including its principal executive office, and administrative services necessary to conduct its day-to-day operations. The Company pays the Administrator its allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including, without limitation, a portion of the rent at market rates and compensation of the Company’s chief financial officer, chief compliance officer, their respective staffs and other non-investment professionals that perform duties for the Company.

PROPOSAL II:

RATIFICATION OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee and the Independent Directors selected Deloitte & Touche LLP (“Deloitte”) to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2022. This selection is subject to ratification or rejection by the stockholders of the Company. It is expected that a representative of Deloitte will participate in the virtual Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions. After reviewing the Company’s audited financial statements for the fiscal year ended December 31, 2021, the Audit Committee of the Board recommended to the Board that such statements be included in the Company’s Annual Report on Form 10-K. A copy of the Audit Committee’s Report appears below.

Independent Auditor’s Fees

The following table presents fees for professional services rendered by Deloitte and Ernst & Young LLP (“E&Y”) for the fiscal years ended December 31, 2021 and 2020, respectively. Amounts are disclosed in thousands.

	Fiscal Year Ended December 31, 2021	Fiscal Year Ended December 31, 2020(1)
Audit Fees	$377.5	$632.4
Audit-Related Fees	—	—
Tax Fees	—	51.5
All Other Fees	—	—

Total Fees:	$377.5	$683.9

(1)

Prior to Deloitte’s appointment as the Company’s independent registered public accounting firm in 2021, E&Y was engaged as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Audit Fees: Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and quarterly reviews and services that are normally provided by Deloitte in connection with statutory and regulatory filings.

Audit-Related Fees: Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees: Tax services fees consist of fees billed for professional tax services. These services also include assistance regarding federal, state, and local tax compliance.

All Other Fees: Other fees would include fees for products and services other than the services reported above.

Audit Committee Report

The Audit Committee of our board of directors operates under a written charter adopted by the board of directors. The Audit Committee is currently composed of Messrs. Warshauer, Duka and Grunebaum.

Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation, retention, oversight and termination of the Company’s registered independent auditors.

Pre-Approval Policy

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence. Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Review with Management

The Audit Committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States.

Review and Discussion with Independent Registered Public Accounting Firm

The Audit Committee has reviewed and discussed the Company’s audited financial statements with Deloitte, with and without management present. The Audit Committee included in its review results of Deloitte’s examinations, the Company’s internal controls, and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s Chief Executive Officer and Chief Financial Officer that are required in periodic reports filed by the Company with the SEC. The Audit Committee was satisfied that the Company’s internal control system is adequate and that the Company employs appropriate accounting and auditing procedures.

The Audit Committee also discussed with Deloitte matters relating to Deloitte’s assessment about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by the applicable requirements of the PCAOB. In addition, the Audit Committee discussed with Deloitte their independence from management and the Company, as well as the matters in the written disclosures received from E&Y and required by the applicable requirements of the PCAOB. The Audit Committee received a letter from Deloitte confirming their independence and discussed it with them. The Audit Committee discussed and reviewed with Deloitte the Company’s critical accounting policies and practices, other material written communications to management, and the scope of Deloitte’s audits and all fees paid to Deloitte during the fiscal year. The Audit Committee adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by Deloitte for the Company. The Audit Committee reviewed and considered the compatibility of Deloitte’s performance of non-audit services with the maintenance of Deloitte’s independence as the Company’s independent registered public accounting firm.

Conclusion

Based on the Audit Committee’s discussion with management and the independent registered public accounting firm, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the board of directors include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the SEC.

Respectfully Submitted,

Audit Committee

Robert Warshauer

Alexander Duka

George Grunebaum

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022.

The material contained in the foregoing Audit Committee Report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Com thepany under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022

OTHER BUSINESS

The board of directors knows of no other business to be presented for action at the Meeting. If any matters do come before the Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Meeting unless certain securities law requirements are met.

DELIVERY OF PROXY MATERIALS

Please note that only one copy of the 2022 Proxy Statement, the 2022 Annual Report or Notice of Virtual Annual Meeting may be delivered to two or more stockholders of record of the Company who share an address unless we have received contrary instructions from one or more of such stockholders. We will deliver promptly, upon request, a separate copy of any of these documents to stockholders of record of the Company at a shared address to which a single copy of such documents was delivered. Stockholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by calling us at (212) 891-2880 or by writing to Logan Ridge Finance Corporation 650 Madison Avenue, 23rd Floor, New York, NY 10022.

AVAILABLE INFORMATION

We are required to file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. This information will also be available free of charge by contacting us at Logan Ridge Finance Corporation, 650 Madison Avenue, 23rd Floor, New York, NY 10022, by telephone at (212) 891-2880, or on our website at www.loganridgefinance.com.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Company expects that the 2023 Annual Meeting of Stockholders will be held in June 2023, but the exact date, time, and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at that annual meeting pursuant to the SEC’s Rule 14a-8 must submit the proposal in writing to the Company at its address, Logan Ridge Finance Corporation, 650 Madison Avenue, 23rd Floor, New York, NY 10022, and the Company must receive the proposal on or before November 30, 2022, in order for the proposal to be considered for inclusion in the Company’s proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting.

Stockholder proposals or director nominations to be presented at the 2023 Annual Meeting of Stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 120 days or more than 150 days in advance of the one year anniversary of the date of the Company’s proxy statement for the 2022 Annual Meeting of Stockholders. For the Company’s 2023 Annual Meeting of Stockholders, the Company must receive such proposals and nominations between November 30, 2022 and December 30, 2022. If the date of the 2022 Annual Meeting of Stockholders is advanced or delayed by more than thirty (30) calendar days from the first anniversary of the date of the 2022 Annual Meeting of Stockholders, stockholder proposals or director nominations to be timely must be received not less than 120 days or more than 150 days prior to the date of the 2023 Annual Meeting of Stockholders, or not later than the tenth day following the day on which public announcement of the date of the 2023 Annual Meeting of Stockholders is first made. Proposals must also comply with the other requirements contained in the Company’s Bylaws, including supporting documentation and other information. Proxies solicited by the Company will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to the Company’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The Chief Compliance Officer may be contacted at:

Chief Compliance Officer

Logan Ridge Finance Corporation

650 Madison Avenue, 23rd Floor

New York, NY 10022

The Audit Committee Chair may be contacted at:

Robert Warshauer

Audit Committee Chair

Logan Ridge Finance Corporation

650 Madison Avenue, 23rd Floor

New York, NY 10022

You are cordially invited to attend the virtual 2022 Annual Meeting of stockholders. Whether or not you plan to attend the Meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope or through the Internet.

By Order of the Board of Directors

/s/ Brandon Satoren
Brandon Satoren Corporate Secretary

New York, New York

April 29, 2022

PRIVACY NOTICE

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to non-public personal information about our stockholders to employees of our investment adviser and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

LOGAN RIDGE FINANCE CORPORATION 650 MADISON AVENUE, 23RD FLOOR NEW YORK, NY 10022
VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on July 21, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
During The Meeting - Go to www.virtualshareholdermeeting.com/LRFC2022
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on July 21, 2022. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
The Board of Directors recommends you vote FOR the following:
1. To elect one director of the Company, who will serve for a term of three years, or until his successor is duly elected and qualified;
Nominees
01) Ted Goldthorpe
The Board of Directors recommends you vote FOR the following proposal:
2. To ratify the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and
NOTE: To transact such other business as may properly come before the Meeting.
For Withhold For All All All Except
☐☐☐
To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
For Against Abstain
☐☐☐
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.
Signature [PLEASE SIGN WITHIN BOX] Date
Signature (Joint Owners) Date
0000563137_1    R1.0.0.24

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com
LOGAN RIDGE FINANCE CORPORATION Annual Meeting of Shareholders July 22, 2022 9:00 AM
This proxy is solicited by the Board of Directors
The shareholder(s) hereby appoint(s) Brandon Satoren and David Held, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of LOGAN RIDGE FINANCE CORPORATION that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 AM, EDT on July 22, 2022, at www.virtualshareholdermeeting.com/LRFC2022, and any adjournment or postponement thereof.
This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.
Continued and to be signed on reverse side
0000563137_2    R1.0.0.24